Exhibit 10.5(a)
JOINDER TO GUARANTY
July 23, 2010
Reference is hereby made to the Guaranty (the “Guaranty”) made as of the 9th day of November, 2007 by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CB&I TYLER COMPANY, a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, CBI SERVICES, INC., a Delaware corporation, HORTON CBI, LIMITED, a corporation organized under the laws of Canada, CBI VENEZOLANA, S.A., a corporation organized under the laws of the Republic of Venezuela, CBI EASTERN ANSTALT, a corporation organized under the laws of the Principality of Liechtenstein, CBI CONSTRUCTORS PTY, LTD., a corporation organized under the laws of the Commonwealth of Australia, LEALAND FINANCE COMPANY B.V., a corporation organized under the laws of the Kingdom of the Netherlands, CB&I (EUROPE) B.V., a corporation organized under the laws of the Kingdom of the Netherlands, ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, ASIA PACIFIC SUPPLY CO., a corporation organized under the laws of Delaware, CBI COMPANY LTD., a corporation organized under the laws of Delaware, CBI CONSTRUCCIONES S.A., a corporation organized under the laws of Argentina, CBI CONSTRUCTORS LIMITED, a corporation organized under the laws of the United Kingdom, CBI HOLDINGS (U.K.) LIMITED, a corporation organized under the laws of England and Wales, CBI OVERSEAS, LLC, a limited liability company organized under the laws of Delaware, CENTRAL TRADING COMPANY, LTD., a corporation organized under the laws of Delaware, CHICAGO BRIDGE & IRON (ANTILLES) N.V., a corporation organized under the laws of Curacao, CHICAGO BRIDGE & IRON COMPANY B.V., a corporation organized under the laws of the Netherlands, CMP HOLDINGS B.V., a corporation organized under the laws of the Netherlands, PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, HOWE-BAKER INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER ENGINEERS, LTD., a limited partnership organized under the laws of Texas, HOWE-BAKER HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER MANAGEMENT, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER, L.P., a limited partnership organized under the laws of Texas, MATRIX ENGINEERING, LTD., a limited partnership organized under the laws of Texas, HBI HOLDINGS, L.L.C., a limited liability company organized under the laws of Delaware, HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C., a limited liability company organized under the laws of Delaware, A&B BUILDERS, LTD., a limited partnership organized under the laws of Texas, MATRIX MANAGEMENT SERVICES, L.L.C., a limited liability company organized under the laws of Delaware, CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, CALLIDUS TECHNOLOGIES, L.L.C., a limited liability company organized under the laws of Oklahoma, CONSTRUCTORS INTERNATIONAL, L.L.C., a limited liability company organized under the laws of Delaware, SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD., a corporation organized under the laws of the Cayman Islands, CB&I (NIGERIA) LIMITED, a corporation organized under the laws of Nigeria, CHICAGO BRIDGE & IRON

(ESPANA) S.A., a corporation organized under the laws of Spain, CBI (PHILLIPINES) INC., a corporation organized under the laws of the Philippines, CB&I JOHN BROWN LIMITED, a company organized under the laws of England, MORSE CONSTRUCTION GROUP, INC., a corporation organized under the laws of Washington, TPA HOWE-BAKER, LTD., a partnership organized under the laws of Texas, and CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of Hungary (the “Initial Guarantors” and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under the Term Loan Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, each of (i) CB&I ENGINEERING CONSULTANT (SHANGHAI) CO. LTD., a limited liability company organized under the laws of Shanghai, (ii) CBI CONSTRUCTORS (PNG) PTY. LIMITED, a company limited by shares organized under the laws of Papua New Guinea, and (iii) CBI COLOMBIANA S.A., a corporation organized under the laws of Colombia, agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, each of the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Joinder to Guaranty as of the date first written above.

CB&I ENGINEERING CONSULTANT (SHANGHAI) CO. LTD.
By:	/s/ Geoffrey Ronald Loft
	Name:	Geoffrey Ronald Loft
	Title:	Executive Director

CBI CONSTRUCTORS (PNG) PTY. LIMITED
By:	/s/ Ross Adame
	Name:	Ross Adame
	Title:	Director

CBI COLOMBIANA S.A.
By:	/s/ Ronald A. Ballschmiede
	Name:	Ronald A. Ballschmiede
	Title:	Director
Signature Page (Joinder to Guaranty — Term)